Exhibit 99.2

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Financial Statements

(Thousands of dollars, except per share data)

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by Barnes & Noble, Inc. (the Company) to reflect its completed acquisition of Barnes & Noble College Booksellers, Inc. (B&N College) on September 30, 2009, as described in Item 2.01 of the Current Report on Form 8-K filed on October 1, 2009.

On September 29, 2009, the Board of Directors of the Company authorized a change in the Company’s fiscal year end from the Saturday closest to the last day of January to the Saturday closest to the last day of April. The change in fiscal year, which became effective on September 30, 2009 upon the closing of the acquisition of B&N College by the Company, gives the Company and B&N College the same fiscal year. The change was intended to better align the Company’s fiscal year with the business cycles of both the Company and B&N College.

The unaudited pro forma condensed consolidated balance sheet is based on the assumptions and adjustments which give effect to events that are directly attributable to the acquisition and factually supportable regardless of whether they have continuing impact or are nonrecurring. The unaudited pro forma condensed consolidated balance sheet as of August 1, 2009 is based on the Company’s historical balance sheet as of that date, and gives effect to the acquisition transaction as if it had occurred on August 1, 2009.

The unaudited pro forma condensed consolidated statements of operations are based on the assumptions and adjustments which give effect to events that are: (i) directly attributable to the acquisition transaction; (ii) expected to have a continuing impact; and (iii) factually supportable, as described in the accompanying notes. The unaudited pro forma condensed consolidated statements of operations for the 13 and 26 weeks ended August 1, 2009 and the 13 weeks ended May 2, 2009 are based on the historical condensed consolidated statements of operations of the Company and B&N College and give effect to the acquisition transaction as if it had occurred on February 3, 2008, the first day of the Company’s prior fiscal year. The unaudited pro forma condensed consolidated statements of operations for the 52 weeks ended January 31, 2009 combine the Company’s historical condensed consolidated statements of operations for the 52 weeks ended January 31, 2009 and the B&N College historical condensed consolidated statements of operations for the 52 weeks ended May 2, 2009 and give effect to the acquisition transaction as if it had occurred on February 3, 2008, the first day of the Company’s prior fiscal year. The results of operations of B&N College for the 13 weeks ended May 2, 2009 have been included in the pro forma condensed consolidated statements of operations for the 26 weeks ended August 1, 2009 and the 52 weeks ended January 31, 2009. Management believes that the assumptions used and the adjustments made are reasonable given the information available.

The allocation of the purchase price of the acquisition used in these unaudited pro forma condensed consolidated financial statements is based upon the Company’s estimates and assumptions at the date of preparation, which have been made for the purpose of developing such pro forma condensed consolidated financial statements.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Financial Statements

(Thousands of dollars, except per share data)

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the date indicated or of the results that may be obtained in the future. The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on April 1, 2009, Quarterly Reports on Form 10-Q filed with the SEC on June 4, 2009 and September 10, 2009, the Transition Report on Form 10-Q filed with the SEC on November 9, 2009, recent Current Reports on Form 8-K filed with the SEC and the historical financial statements and accompanying notes of B&N College contained in Exhibit 99.1 of this Current Report on Form 8-K/A.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of August 1, 2009

(In thousands, except per share data)

	Historical Barnes & Noble, Inc.	Historical Barnes & Noble College Booksellers	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$157,743	$19,729	$(150,000	)(A)	$27,472
Receivables, net	93,693	30,293			123,986
Merchandise inventories	1,229,761	587,349	(2,901	)(B)	1,814,209
Prepaid expenses and other current assets	130,143	3,174	9,267	(C)	142,584

Total current assets	1,611,340	640,545	(143,634)		2,108,251

Property and Equipment:
Land and land improvements	9,298	—	—		9,298
Buildings and leasehold improvements	1,105,660	86,515	13,198	(D)	1,205,373
Fixtures and equipment	1,338,289	202,276	9,540	(E)	1,550,105

	2,453,247	288,791	22,738		2,764,776
Less accumulated depreciation and amortization	1,675,461	212,741	—		1,888,202

Net property and equipment	777,786	76,050	22,738		876,574

Goodwill	255,845	1,193	277,705	(F)	534,743
Intangible assets, net	89,798	—	500,000	(G)	589,798
Other noncurrent assets, net	13,287	19,503	27,802	(H)	60,592

Total assets	$2,748,056	$737,291	$684,611		$4,169,958

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$760,467	$479,284	$—		$1,239,751
Accrued liabilities	616,400	230,106	(148,826	)(I)	697,680

Total current liabilities	1,376,867	709,390	(148,826)		1,937,431

Long-term debt	—	—	413,069	(J)	413,069
Deferred income taxes	78,959	—	203,151	(K)	282,110
Other long-term liabilities	379,319	1,758	250,000	(L)	631,077
Shareholders’ equity:
Common stock; $.001 par value per share; 300,000 shares authorized; 88,380 shares issued	88	434	(434	)(M)	88
Additional paid-in capital	1,273,598	16,880	(16,880	)(M)	1,273,598
Accumulated other comprehensive loss	(12,015)	—	—		(12,015)
Retained earnings	699,802	69,171	(75,811	)(M)	693,162
Treasury stock, at cost, 33,181 shares	(1,050,115)	(60,342)	60,342	(M)	(1,050,115)

Total shareholders’ equity	911,358	26,143	(32,783)		904,718

Noncontrolling interest	1,553	—	—		1,553

Total shareholders’ equity	912,911	26,143	(32,783)		906,271

Commitments and contingencies	—	—	—		—

Total liabilities and shareholders’ equity	$2,748,056	$737,291	$684,611		$4,169,958

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

13 weeks ended May 2, 2009

(In thousands, except per share data)

	Historical Barnes & Noble Inc.	Historical Barnes & Noble College Booksellers	Pro Forma Adjustments		Pro Forma Consolidated
Sales	$1,105,152	$196,484	$1,133	(N)	$1,302,769
Cost of sales and occupancy	773,491	154,617	—		928,108

Gross profit	331,661	41,867	1,133		374,661

Selling and administrative expenses	286,554	65,207	(3,049	)(O)	348,712
Depreciation and amortization	45,879	6,776	3,715	(P)	56,370
Pre-opening expenses	2,472	22	—		2,494

Operating profit (loss)	(3,244)	(30,138)	467		(32,915)
Interest expense, net	(199)	(341)	(12,735	)(Q)	(13,275)

Loss from continuing operations before taxes	(3,443)	(30,479)	(12,268)		(46,190)
Income taxes	(1,374)	2,381	(19,437	)(R)	(18,430)

Loss from continuing operations (net of income tax)	(2,069)	(32,860)	7,169		(27,760)
Loss from discontinued operations (net of income tax)	(654)	—	—		(654)

Net loss	(2,723)	(32,860)	7,169		(28,414)
Net loss attributable to noncontrolling interests	30	—	—		30

Net loss attributable to Barnes & Noble, Inc.	$(2,693)	$(32,860)	$7,169		$(28,384)

Loss attributable to Barnes & Noble, Inc.
Loss from continuing operations	$(2,069)				$(27,760)
Less loss attributable to noncontrolling interests	30				30

Loss from continuing operations attributable to Barnes & Noble, Inc.	$(2,039)				$(27,730)

Basic earnings per common share
Loss from continuing operations attributable to Barnes & Noble, Inc.	$(0.04)				$(0.51)
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.01)				(0.01)

Net loss attributable to Barnes & Noble, Inc.	$(0.05)				$(0.52)

Diluted earnings per common share
Loss from continuing operations attributable to Barnes & Noble, Inc.	$(0.04)				$(0.51)
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.01)				(0.01)

Net loss attributable to Barnes & Noble, Inc.	$(0.05)				$(0.52)

Weighted average common shares outstanding
Basic	54,759				54,759
Diluted	54,759				54,759

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

13 weeks ended August 1, 2009

(In thousands, except per share data)

	Historical Barnes & Noble Inc.	Historical Barnes & Noble College Booksellers	Pro Forma Adjustments		Pro Forma Consolidated
Sales	$1,155,681	$215,125	$200	(S)	$1,371,006
Cost of sales and occupancy	799,826	168,272	—		968,098

Gross profit	355,855	46,853	200		402,908

Selling and administrative expenses	288,651	65,011	(2,909	)(T)	350,753
Depreciation and amortization	44,854	6,422	3,715	(U)	54,991
Pre-opening expenses	1,698	52	—		1,750

Operating profit (loss)	20,652	(24,632)	(606)		(4,586)
Interest expense, net	(304)	(663)	(15,254	)(V)	(16,221)

Income from continuing operations before taxes	20,348	(25,295)	(15,860)		(20,807)
Income taxes	8,110	(498)	(15,898	)(W)	(8,286)

Income from continuing operations (net of income tax)	12,238	(24,797)	38		(12,521)
Loss from discontinued operations (net of income tax)	—	—	—		—

Net income	12,238	(24,797)	38		(12,521)
Net loss attributable to noncontrolling interests	29	—	—		29

Net income attributable to Barnes & Noble, Inc.	$12,267	$(24,797)	$38		$(12,492)

Income attributable to Barnes & Noble, Inc.
Income from continuing operations	$12,238				$(12,521)
Less loss attributable to noncontrolling interests	29				29

Income from continuing operations attributable to Barnes & Noble, Inc.	$12,267				$(12,492)

Basic earnings per common share
Income from continuing operations attributable to Barnes & Noble, Inc.	$0.22				$(0.23)
Loss from discontinued operations attributable to Barnes & Noble, Inc.	—				—

Net income attributable to Barnes & Noble, Inc.	$0.22				$(0.23)

Diluted earnings per common share
Income from continuing operations attributable to Barnes & Noble, Inc.	$0.21				$(0.23)
Loss from discontinued operations attributable to Barnes & Noble, Inc.	—				—

Net income attributable to Barnes & Noble, Inc.	$0.21				$(0.23)

Weighted average common shares outstanding
Basic	55,186				55,186
Diluted	56,221				56,221

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

26 weeks ended August 1, 2009

(In thousands, except per share data)

	Historical Barnes & Noble Inc.	Historical Barnes & Noble College Booksellers	Pro Forma Adjustments		Pro Forma Consolidated
Sales	$2,260,833	$411,609	$1,333	(S)	$2,673,775
Cost of sales and occupancy	1,573,317	322,889	—		1,896,206

Gross profit	687,516	88,720	1,333		777,569

Selling and administrative expenses	575,205	130,218	(5,958	)(T)	699,465
Depreciation and amortization	90,733	13,198	7,430	(U)	111,361
Pre-opening expenses	4,170	74	—		4,244

Operating profit	17,408	(54,770)	(139)		(37,501)
Interest expense, net	(503)	(1,004)	(27,989	)(V)	(29,496)

Income from continuing operations before taxes	16,905	(55,774)	(28,128)		(66,997)
Income taxes	6,736	1,883	(35,335	)(W)	(26,716)

Income from continuing operations (net of income tax)	10,169	(57,657)	7,207		(40,281)
Loss from discontinued operations (net of income tax)	(654)	—	—		(654)

Net income	9,515	(57,657)	7,207		(40,935)
Net loss attributable to noncontrolling interests	59	—	—		59

Net income attributable to Barnes & Noble, Inc.	$9,574	$(57,657)	$7,207		$(40,876)

Income attributable to Barnes & Noble, Inc.
Income from continuing operations	$10,169				$(40,281)
Less loss attributable to noncontrolling interests	59				59

Income from continuing operations attributable to Barnes & Noble, Inc.	$10,228				$(40,222)

Basic earnings per common share
Income from continuing operations attributable to Barnes & Noble, Inc.	$0.18				$(0.73)
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.01)				(0.01)

Net income attributable to Barnes & Noble, Inc.	$0.17				$(0.74)

Diluted earnings per common share
Income from continuing operations attributable to Barnes & Noble, Inc.	$0.18				$(0.73)
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.01)				(0.01)

Net income attributable to Barnes & Noble, Inc.	$0.17				$(0.74)

Weighted average common shares outstanding
Basic	54,973				54,973
Diluted	55,894				55,894

BARNES & NOBLE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

52 weeks ended January 31, 2009

(In thousands, except per share data)

	Historical Barnes & Noble Inc. January 31, 2009	Historical Barnes & Noble College Booksellers May 2, 2009	Pro Forma Adjustments		Pro Forma Consolidated
Sales	$5,121,804	$1,782,884	$2,491	(X)	$6,907,179
Cost of sales and occupancy	3,540,596	1,405,701	—		4,946,297

Gross profit	1,581,208	377,183	2,491		1,960,882

Selling and administrative expenses	1,251,524	273,548	(13,403	)(Y)	1,511,669
Depreciation and amortization	173,557	27,381	14,860	(Z)	215,798
Pre-opening expenses	12,796	295	—		13,091

Operating profit	143,331	75,959	1,034		220,324
Interest (expense) income, net	(2,344)	(4,447)	(54,174	)(AA)	(60,965)

Income from continuing operations before taxes	140,987	71,512	(53,140)		159,359
Income taxes	55,591	5,151	2,093	(AB)	62,835

Income from continuing operations (net of income tax)	85,396	66,361	(55,233)		96,524
Loss from discontinued operations (net of income tax)	(9,506)	—	—		(9,506)

Net income	75,890	66,361	(55,233)		87,018
Net loss attributable to noncontrolling interests	30	—	—		30

Net income attributable to Barnes & Noble, Inc.	$75,920	$66,361	$(55,233)		$87,048

Income attributable to Barnes & Noble, Inc.
Income from continuing operations	$85,396				$96,524
Less loss attributable to noncontrolling interests	30				30

Income from continuing operations attributable to Barnes & Noble, Inc.	$85,426				$96,554

Basic earnings per common share
Income from continuing operations attributable to Barnes & Noble, Inc.	$1.55				$1.69
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.17)				(0.17)

Net income attributable to Barnes & Noble, Inc.	$1.38				$1.52

Diluted earnings per common share
Income from continuing operations attributable to Barnes & Noble, Inc.	$1.49				$1.65
Loss from discontinued operations attributable to Barnes & Noble, Inc.	(0.17)				(0.17)

Net income attributable to Barnes & Noble, Inc.	$1.32				$1.48

Weighted average common shares outstanding
Basic	55,207				55,207
Diluted	57,327				57,327

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(Thousands of dollars, except per share data)

(1)	Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of Barnes & Noble, Inc. (the Company) and Barnes & Noble College Booksellers, Inc. (B&N College) after giving effect to the cash paid, seller financing and a new credit facility used to consummate the acquisition of B&N College, as well as certain pro forma adjustments.

On September 29, 2009, the Board of Directors of the Company authorized a change in the Company’s fiscal year end from the Saturday closest to the last day of January to the Saturday closest to the last day of April. The change in fiscal year, which became effective on September 30, 2009 upon the closing of the acquisition of B&N College by the Company, gives the Company and B&N College the same fiscal year. The change was intended to better align the Company’s fiscal year with the business cycles of both the Company and B&N College.

The unaudited pro forma condensed consolidated balance sheet as of August 1, 2009 is based on the Company’s historical balance sheet as of that date, and gives effect to the acquisition transaction as if it had occurred on August 1, 2009. The pro forma adjustments give effect to events that are directly attributable to the acquisition and are factually supportable regardless of whether they have continuing impact or are nonrecurring.

The unaudited pro forma condensed consolidated statements of operations for the 13 and 26 weeks ended August 1, 2009 and the 13 weeks ended May 2, 2009 are based on the historical condensed consolidated statements of operations of the Company and B&N College and give effect to the acquisition transaction as if it had occurred on February 3, 2008, the first day of the Company’s prior fiscal year. The unaudited pro forma condensed consolidated statements of operations for the 52 weeks ended January 31, 2009 combine the Company’s historical condensed consolidated statements of operations for the 52 weeks ended January 31, 2009 and the B&N College historical condensed consolidated statements of operations for the 52 weeks ended May 2, 2009 and give effect to the acquisition transaction as if it had occurred on February 3, 2008, the first day of the Company’s prior fiscal year. The pro forma condensed consolidated statements of operations combine the historical results of the Company and B&N College, including pro forma adjustments.

The allocation of the purchase price of the acquisition used in these unaudited pro forma condensed consolidated financial statements is based upon the Company’s estimates and assumptions at the date of preparation, which have been made for the purpose of developing such pro forma condensed consolidated financial statements.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(Thousands of dollars, except per share data)

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the historical financial statements and accompanying notes of B&N College (contained elsewhere in this Form 8-K/A) and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on April 1, 2009, Quarterly Reports on Form 10-Q filed with the SEC on June 4, 2009 and September 10, 2009, the Transition Report on Form 10-Q filed with the SEC on November 9, 2009, recent Current Reports on Form 8-K filed with the SEC and the historical financial statements and accompanying notes of B&N College contained in Exhibit 99.1 of this Current Report on Form 8-K/A. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the date indicated or of the results that may be obtained in the future.

(2)	Purchase Price and Purchase Price Allocation

On September 30, 2009, the Company completed the acquisition (the Acquisition) of B&N College from Leonard Riggio and Louise Riggio (the Sellers) pursuant to a Stock Purchase Agreement dated as of August 7, 2009 among the Company and the Sellers (the Purchase Agreement).

The purchase price paid to the Sellers under the Purchase Agreement was $596,000, consisting of $346,000 in cash and $250,000 in aggregate principal amount of the Seller Notes described below. However, pursuant to the terms of the Purchase Agreement, the cash paid to the Sellers was reduced by $82,352 in cash bonuses paid by B&N College to 192 members of its management team and employees, not including Leonard Riggio.

On September 30, 2009, in connection with the closing of the Acquisition described above, the Company issued to the Sellers (i) a senior subordinated note in the principal amount of $100,000, payable in full on December 15, 2010, with interest of 8% per annum payable on the unpaid principal amount (the Senior Seller Note), and (ii) a junior subordinated note in the principal amount of $150,000, payable in full on the fifth anniversary of the closing of the Acquisition, with interest of 10% per annum payable on the unpaid principal amount (the Junior Seller Note; and together with the Senior Seller Note, the Seller Notes).

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(Thousands of dollars, except per share data)

Credit Facility

On September 30, 2009, the Company entered into a credit agreement with Bank of America, N.A., as administrative agent, collateral agent and swing line lender, and other lenders, under which the lenders committed to provide up to $1,000,000 in commitments under a four-year asset-backed revolving credit facility (the Credit Facility). Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wells Fargo Retail Finance, LLC are the joint lead arrangers for the Credit Facility.

The purchase price was allocated to tangible and identifiable intangible assets acquired and liabilities assumed, based on the Company’s estimates of fair value as of the acquisition date of September 30, 2009. The excess of the purchase price over the net tangible and identifiable intangible assets is recorded as goodwill. Based upon a valuation and assuming the acquisition transaction had occurred on August 1, 2009, the purchase price for these transactions would be allocated as set forth in the following table:

Cash Paid	$263,648
Seller Notes	250,000

Fair value of total consideration	$513,648

Allocation of purchase price:
Current assets	$637,643
Non-current assets	118,291
Trade Name	245,000
Customer Relationships	255,000
Goodwill	278,898

Total assets acquired	1,534,832
Deferred tax liability	(227,685)
Liabilities assumed	(793,499)

$513,648

Trade Name

The Company previously licensed the “Barnes & Noble” trade name from B&N College under certain agreements. The acquisition of B&N College gave the Company exclusive ownership of the Barnes & Noble trade name. The $245,000 ascribed to the trade name represents solely the estimated incremental value acquired as part of the acquisition, which is not representative of the value of the Barnes & Noble trade name taken as a whole. The trade name has been classified as an indefinite life intangible asset.

Customer Relationships

The estimated fair value of customer relationships of B&N College is $255,000. Customers are comprised of existing college and university contractual relationships at the date of acquisition.

Amortization of Fair Value Ascribed to Customer Relationships

Historical customer attrition rates imply a life of 50 years, however the useful life was shortened to 25 years since the majority of the value of discounted cash flows are captured in this period. The $255,000 will be amortized evenly over the 25 year period.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(Thousands of dollars, except per share data)

(3)	Pro Forma Adjustments

The following adjustments have been reflected in the unaudited pro forma condensed consolidated balance sheet as of August 1, 2009:

(A)	Represents the on hand cash consideration offset by loan proceeds paid by the Company in connection with the acquisition of B&N College.

(B)	The majority of B&N College’s inventories are valued at the last-in, first-out (LIFO) method. In establishing the fair inventory value at lower of cost or market, the LIFO reserve at the date of acquisition was eliminated and reset to zero. A new base year layer has been established at the acquisition date.

(C)	To record the current portion of the deferred financing fees related to the Credit Facility.

(D)	To adjust buildings and leasehold improvements to the estimate of its fair value.

(E)	To adjust fixtures and equipment to the estimate of its fair value.

(F)	To record the valuation of goodwill.

(G)	To record the allocation of identifiable intangible assets:

Trade Name	$245,000
Customer Relationships	255,000

$500,000

(H)	To record deferred financing fees related to the Credit Facility.

(I)	To record the following pro forma adjustments to accrued liabilities:

Payment of B&N College short-term borrowings	$(180,000)
Record B&N College short-term deferred taxes to the Company’s rate	24,534
Acquisition related fees, net of tax	6,640

$(148,826)

(J)	The following table represents cash borrowed under the Credit Facility:

Payment of B&N College short-term borrowings	$180,000
Cash borrowed to acquire B&N College	113,648
Cash Paid for financing fees	37,069
Cash bonus paid to B&N College employees	82,352

$413,069

(K)	To record a deferred tax liability representing the difference between the estimated book and tax basis of the net assets acquired.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(Thousands of dollars, except per share data)

(L)	To record Seller Notes issued in connection with the acquisition of B&N College.

(M)	To record the elimination of the historical stockholders’ equity of B&N College and the impact of the pro forma adjustment to reflect acquisition related fees, net of tax (See Note I).

The following adjustments have been reflected in the unaudited pro forma condensed consolidated statement of operations for the 13 weeks ended May 2, 2009:

(N)	To record marketing income for certain third party marketing agreements of Textbooks.com, Inc. (Textbooks.com) that were assigned to B&N College.

(O)	To record the following effects on selling and administrative expenses related to the termination and changes in certain compensation arrangements, textbook royalty and non-operating expenses not acquired in the transaction and not to be replaced after the transaction:

Compensation arrangements	$1,729
Textbook royalty(1)	972
Non-operating expenses not acquired	348

$3,049

(1)	Under a previous agreement between Barnes & Noble.com, B&N College and Textbooks.com, Barnes & Noble.com was granted the right to sell college textbooks over the Internet using the “Barnes & Noble” name. Barnes & Noble.com paid Textbooks.com a royalty on revenues from the sale of books designated as textbooks. This agreement was terminated with the acquisition of B&N College, saving Barnes & Noble.com royalty expenses, which has been reflected as a pro forma adjustment.

(P)	To record depreciation on the step-up in property and equipment to its estimated fair value and record amortization related to the customer relationships.

(Q)	To record the interest related to the Credit Facility and the Seller Notes, lost interest income on cash used to finance the acquisition as well as the amortization of the deferred financing fees related to the Credit Facility, offset by interest on the short-term borrowings at B&N College and the replacement of the Company’s prior credit facility.

(R)	To record the effect of the Company’s tax rate on B&N College’s earnings as B&N College was previously taxed as an S corporation and the effect of pro forma adjustments.

The following adjustments have been reflected in the unaudited pro forma condensed consolidated statement of operations for the 13 and 26 weeks ended August 1, 2009:

(S)	To record marketing income for certain third party marketing agreements of Textbooks.com that were assigned to B&N College.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(Thousands of dollars, except per share data)

(T)	To record the following effects on selling and administrative expenses related to the termination and changes in certain compensation arrangements, textbook royalty and non-operating expenses not acquired in the transaction and not to be replaced after the transaction:

	August 1, 2009
	13 Weeks Ended	26 Weeks Ended
Compensation arrangements	$1,733	$3,462
Textbook royalty (1)	936	1,908
Non-operating expenses not acquired	240	588

	$2,909	$5,958

(1)	Under a previous agreement between Barnes & Noble.com, B&N College and Textbooks.com, Barnes & Noble.com was granted the right to sell college textbooks over the Internet using the “Barnes & Noble” name. Barnes & Noble.com paid Textbooks.com a royalty on revenues from the sale of books designated as textbooks. This agreement was terminated with the acquisition of B&N College, saving Barnes & Noble.com royalty expenses, which has been reflected as a pro forma adjustment.

(U)	To record depreciation on the step-up in property and equipment to its estimated fair value and record amortization related to the customer relationships.

(V)	To record the interest related to the Credit Facility and the Seller Notes, lost interest income on cash used to finance the acquisition as well as the amortization of the deferred financing fees related to the Credit Facility, offset by interest on the short-term borrowings at B&N College and the replacement of the Company’s prior credit facility.

(W)	To record the effect of the Company’s tax rate on B&N College’s earnings as B&N College was previously taxed as an S corporation and the effect of the pro forma adjustments.

The following adjustments have been reflected in the unaudited pro forma condensed consolidated statement of operations for the 52 weeks ended January 31, 2009:

(X)	To record marketing income for certain third party marketing agreements of Textbooks.com that were assigned to B&N College.

(Y)	To record the following effects on selling and administrative expenses related to the termination and changes in certain compensation arrangements, text book royalty and non-operating expenses not acquired in the transaction and not to be replaced after the transaction:

Compensation arrangements	$6,914
Textbook royalty (1)	5,528
Non-operating expenses not acquired	961

$13,403

(1)	Under a previous agreement between Barnes & Noble.com, B&N College and Textbooks.com, Barnes & Noble.com was granted the right to sell college textbooks over the Internet using the “Barnes & Noble” name. Barnes & Noble.com paid Textbooks.com a royalty on revenues from the sale of books designated as textbooks. This agreement was terminated with the acquisition of B&N College, saving Barnes & Noble.com royalty expenses, which has been reflected as a pro forma adjustment.

BARNES & NOBLE, INC. AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(Thousands of dollars, except per share data)

(Z)	To record depreciation on the step-up in property and equipment to its estimated fair value and record amortization related to the customer relationships.

(AA)	To record the interest related to the Credit Facility and the Seller Notes, lost interest income on cash used to finance the acquisition as well as the amortization of the deferred financing fees related to the Credit Facility, offset by interest on the short-term borrowings at B&N College and the replacement of the Company’s prior credit facility.

(BB)	To record the effect of the Company’s tax rate on B&N College’s earnings and the effect of the pro forma adjustments as B&N College was previously taxed as an S corporation and the effect of the pro forma adjustments.